Capitalized Software in Development	12 Months Ended
Dec. 31, 2020
Research and Development [Abstract]
Capitalized Software in Development

Note 3. Capitalized Software in Development

The Company is in the process of developing software intended to facilitate the processing of demand notes and give noteholders the ability to monitor their notes and link personal accounts. Through December 31, 2020, costs of $157,143 were capitalized. The Company did not have capitalized software costs as of December 31, 2019. The software is currently in development and costs related to development are not currently amortized. Due to the Company’s recurring losses, management conducted an impairment analysis and concluded there was $157,143 in impairment expense related to its capitalized software for the year ended December 31, 2020.